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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                         Date of Report:  June 5, 1995
                       (Date of earliest event reported)


                               CENTEX CORPORATION
             (Exact name of Registrant as specified in its charter)

        Nevada                                      1-6776                                       75-0778259
(State of Incorporation)                     (Commission File No.)                   (I.R.S. Employer Identification No.)

            3333 Lee Parkway
               Suite 1200
             Dallas, Texas                                                                          75219
(Address of principal executive offices)                                                          (Zip Code)
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       Registrant's Telephone Number, Including Area Code: (214) 559-6500
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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-59030), filed with the Securities and Exchange Commission
( the "Commission") on March 3, 1993, and declared effective thereby on March
23, 1993 (the "Registration Statement"), pursuant to which the Registrant registered $100,000,000 aggregate principal amount of its Subordinated Debt
Securities, various series (the "Securities"), for offering and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

         On June 5, 1995, the Registrant entered into an Underwriting Agreement dated such date (the "Underwriting Agreement"), with NationsBanc Capital
Markets, Inc. (the "Underwriter"), relating to the proposed purchase by the Underwriter of the Securities covered by the Registration Statement. A copy of the Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1(a).

         Pursuant to the Underwriting Agreement, on June 5, 1995, the
Registrant entered into a Pricing Agreement dated such date (the "Pricing
Agreement"), with the Underwriter, relating to $100,000,000 aggregate principal amount of the Registrant's 7-3/8% Subordinated Debentures due June 1, 2005 (the
"Debentures"), covered by the Registration Statement. The Pricing Agreement provides for the purchase by the Underwriter on June 9, 1995 of the Debentures in accordance with the terms set forth therein. A copy of the Pricing
Agreement in the form in which it was executed is filed herewith as Exhibit
1(b).

         The Registrant entered into an Indenture dated as of March 12, 1987, with Texas Commerce Bank National Association, as trustee ("Trustee"), with respect to the Securities. A copy of the Indenture in the form in which it was executed is incorporated herein by reference as Exhibit 4(a).

         Pursuant to the Indenture, the Registrant and the Trustee entered into an Indenture Supplement dated as of June 9, 1995, providing for the issuance of the Debentures (the "Indenture Supplement"). A copy of the Indenture
Supplement in the form in which it was executed is filed herewith as Exhibit
4(b).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

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
         Exhibit No.      Description
         -----------      -----------
             1(a)         Underwriting Agreement dated June 5, 1995, between the Registrant and the Underwriter

             1(b)         Pricing Agreement dated June 5, 1995, between the Registrant and the Underwriter
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
             4(a)         Indenture dated as of March 12, 1987, between the Registrant and the Trustee (incorporated by reference to Exhibit 4.7 to the Joint Annual Report on Form 10-K of the Registrant, 3333
                          Holding Corporation and Centex Development Company, L.P. for the fiscal year ended March 31,
                          1993)

             4(b)         Indenture Supplement dated as of June 9, 1995, with respect to the Debentures, between the
                          Registrant and the Trustee
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CENTEX CORPORATION



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
June 9, 1995                   By:   /S/ MICHAEL S. ALBRIGHT
                                     --------------------------------------
                                     Michael S. Albright, Vice President
                                     - Finance and Controller
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                               INDEX TO EXHIBITS


Exhibit No.      Description                                                                              Sequential Page
- -----------      -----------                                                                              ---------------
   1(a)          Underwriting Agreement dated
                 June 5, 1995, between the
                 Registrant and the Underwriter

   1(b)          Pricing Agreement dated
                 June 9, 1995, between the
                 Registrant and the Underwriter

   4(a)          Indenture dated as of March 12, 1987,
                 between the Registrant
                 and the Trustee (incorporated by reference to Exhibit 4.7 to the Joint Annual
                 Report on Form 10-K of the Registrant,
                 3333 Holding Corporation and
                 Centex Development Company, L.P.
                 for the fiscal year ended March 31, 1993)

   4(b)          Indenture Supplement dated as
                 of June 9, 1995, with respect
                 to the Debentures, between the
                 Registrant and the Trustee



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